UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2007
-------------------------

Commission File Number:	0-8952

SB PARTNERS
(Exact name of registrant as specified in its charter)

New York	13-6294787
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1251 Avenue of the Americas, N.Y., N.Y.	10020
(Address of principal executive offices)	(Zip Code)

(212) 408-5000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Item 2. Disposition of Assets

On April 24, 2007, the Registrant sold Le Coeur du Monde Apartments, a 192 unit residential property located in St. Louis, Missouri, for $16,000,000 in an all cash transaction. The purchaser, Mills Le Coeur du Monde, LLC, has no affiliation with the Registrant. The proceeds from the sale were used, in part, to retire the mortgage note of approximately $9,427,000 that had been secured by the property.

Item 7. Financial Statements

The following pro forma financial statements reflect the sale of Le Coeur du Monde Apartments by the Registrant on April 24, 2007. The balance sheet as of the last filing, December 31, 2006, has been adjusted to reflect the removal of the assets and liabilities of this property as if the sale had been consummated on the balance sheet date. The statement of operations for the year ended December 31, 2006 has been adjusted to reflect the results of operations of the Registrant as if the sale had been consummated at the beginning of the year presented.

In addition, the consolidated statement of operations for the year ended December 31, 2006 has been restated to reflect the results of the operations of the Registrant as if the real estate sale of Holiday Park Apartments and the unimproved land on May 2, 2006, the acquisition of 175 Ambassador Drive on November 28, 2006 and the sale of Halton Place Apartments on December 20, 2006 had taken place at the beginning of the year presented. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the year presented. Please refer to the Forms 8-K filed May 12, 2006, December 4, 2006, January 3, 2007 and January 30, 2007, as amended, in connection with these transactions.

SB PARTNERS
FORM 8-K
INDEX TO FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of December 31, 2006 (Unaudited)	4

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006 (unaudited)	5-6

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	7-8

SB PARTNERS
(a New York limited partnership)
PRO FORMA BALANCE SHEET
As of December 31, 2006
(Unaudited)
		PRO FORMA
		ADJUSTMENTS
		(SEE NOTE 2)
		SALE OF	PRO FORMA
		LE COEUR DU	BALANCE
	AS REPORTED	MONDE	SHEET
Assets:
Investments -
Real Estate, at cost
Land	$4,065,000	$-	$4,065,000
Buildings, furnishings and improvements	37,090,344	-	37,090,344
Less - accumulated depreciation	(1,012,808)	-	(1,012,808)
	40,142,536	-	40,142,536

Real estate held for sale	12,527,027	(12,527,027)	-

	52,669,563	(12,527,027)	40,142,536

Other Assets -
Cash and cash equivalents	999,342	5,483,918	6,483,260
Marketable securities	12,999,198	-	12,999,198
Other assets	210,430	-	210,430
Other assets in discontinued operations	134,728	(94,070)	40,658

Total assets	$67,013,261	$(7,137,179)	$59,876,082

Liabilities:

Mortgage notes payable	$17,084,552	$-	$17,084,552
Accounts payable and accrued expenses	237,500	-	237,500
Tenant security deposits	92,221	-	92,221
Deferred revenue	23,314	-	23,314
Other liabilities in discontinued operations, including
$9,477,741 of mortgage notes payable	9,638,501	(9,580,597)	57,904

Total liabilities	27,076,088	(9,580,597)	17,495,491

Partners' Capital:
Units of partnership interest without par value;
Limited partners - 7,753 units	39,950,457	2,443,103	42,393,560
General partner - 1 unit	(13,284)	315	(12,969)

Total partners' capital	39,937,173	2,443,418	42,380,591

Total liabilities & partners' capital	$67,013,261	$(7,137,179)	$59,876,082

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006
(Unaudited)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
		SALE OF	SALE OF
	AS	LE COEUR	HALTON PLACE
	REPORTED	DU MONDE	APARTMENTS	SUBTOTAL
Revenues:
Rental income	$1,938,947	$-	$-	$1,938,947
Other	657,533	-	-	657,533
Interest on short-term investments	496,654	-	-	496,654

Total revenues	3,093,134	-	-	3,093,134

Expenses:
Real estate operating expenses	525,832	-	-	525,832
Interest on mortgage notes payable	696,768	-	-	696,768
Depreciation and amortization	531,708	-	-	531,708
Real estate taxes	521,292	-	-	521,292
Management fees	709,655	(111,006)	(267,669)	330,980
Other	194,738	-	-	194,738

Total expenses	3,179,993	(111,006)	(267,669)	2,801,318

(Loss) income from operations	(86,859)	111,006	267,669	291,816

Equity in net income (loss) of joint venture	(26,133)	-	-	(26,133)

Income (loss) from continuing operations	(112,992)	111,006	267,669	265,683

(Loss) income from discontinuing operations	781,439	(175,079)	(603,695)	2,665

Net gain on sale of investment in real estate	12,375,850	-	(605,742)	11,770,108

Net income (loss)	13,044,297	(64,073)	(941,768)	12,038,456

Income (loss) allocated to general partner	1,682	(8)	(122)	1,552

Income (loss) allocated to limited partners	$13,042,615	$(64,065)	$(941,646)	$12,036,904

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$(15)	$14	$35	$34

Discontinued operations (including gain on sale)	$1,698	$(23)	$(156)	$1,519

Net income (loss)	$1,683	$(9)	$(121)	$1,553

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)
PRO FORMA STATEMENT OF OPERATIONS (continued)
For the Year Ended December 31, 2006
(Unaudited)

		PRO FORMA ADJUSTMENTS
		(SEE NOTE 2)
	SUBTOTAL	SALE OF	PURCHASE OF	RESTATED
	FROM PRIOR	HOLIDAY PARK	175 AMBASSADOR	INCOME
	PAGE	APARTMENTS	DRIVE	STATEMENT
Revenues:
Rental income	$1,938,947	$-	$875,139	$2,814,086
Other	657,533	-	30,910	688,443
Interest on short-term investments	496,654	-	-	496,654

Total revenues	3,093,134	-	906,049	3,999,183

Expenses:
Real estate operating expenses	525,832	-	47,014	572,846
Interest on mortgage notes payable	696,768	-	421,506	1,118,274
Depreciation and amortization	531,708	-	500,640	1,032,348
Real estate taxes	521,292	-	-	521,292
Management fees	330,980	(57,989)	278,562	551,553
Other	194,738	-	-	194,738

Total expenses	2,801,318	(57,989)	1,247,722	3,991,051

(Loss) income from operations	291,816	57,989	(341,673)	8,132

Equity in net income (loss) of joint venture	(26,133)	-	-	(26,133)

Income (loss) from continuing operations	265,683	57,989	(341,673)	(18,001)

(Loss) income from discontinuing operations	2,665	(8,790)	-	(6,125)

Net gain on sale of investment in real estate	11,770,108	(11,770,108)	-	-

Net income (loss)	12,038,456	(11,720,909)	(341,673)	(24,126)

Income (loss) allocated to general partner	1,552	(1,512)	(44)	(4)

Income (loss) allocated to limited partners	$12,036,904	$(11,719,397)	$(341,629)	$(24,122)

Earnings per unit of limited partnership interest
(basic and diluted)

Continuing operations	$34	$7	$(44)	$(3)

Discontinued operations (including gain on sale)	$1,519	$(1,520)	$-	$(1)

Net income (loss)	$1,553	$(1,513)	$(44)	$(4)

Weghted Average Number of Units of Limited
Partnership Interest Outstanding	7,753	7,753	7,753	7,753

See accompanying notes to pro forma consolidated financial statements.

SB PARTNERS
(a New York limited partnership)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(1) Accounting and Financial Reporting

The consolidated financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the year presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K, and Forms 8-K filed May 12, 2006, December 4, 2006, January 3, 2007 and January 30, 2007, as amended, in connection with these transactions.

(2) Pro Forma Adjustments

The consolidated balance sheet as of the last filing date, December 31, 2006, has been restated to reflect the sale of Le Coeur du Monde Apartments on April 24, 2007, as if the transactions had occurred on such date. Accordingly, the assets and liabilities of Le Coeur du Monde Apartments have been removed from the historical balance sheet to reflect the sale of the property. Assets removed included real estate held for sale of $12,527,027 and other assets in discontinued operations totaling $94,070. Liabilities removed include other liabilities in discontinued operations, which includes the balance of the mortgage payable, totaling $9,580,597. In addition, the balance of cash has been increased by $5,483,918 to reflect the proceeds from the sale of Halton Place Apartments.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2006 has been adjusted to reflect the results of operations of the Registrant as if the sale of Le Coeur du Monde Apartments had been consummated at the beginning of the year. Additionally, the consolidated statement of operations for the year ended December 31, 2006 has been restated to reflect the results of operations of the Registrant as if the sale of Holiday Park Apartments and the unimproved land on May 2, 2006, the acquisition of 175 Ambassador Drive on November 28, 2006 and the sale of Halton Place Apartments on December 20, 2006 had taken place at the beginning of the year. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the transactions were consummated during the year presented.

The income from discontinuing operations of Le Coeur du Monde Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2006. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The income from discontinuing operations of Halton Place Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2006. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The income from discontinuing operations of Holiday Park Apartments has been removed from the consolidated statement of operations for the year ended December 31, 2006. Also, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain from the sale of the investment in real estate property is reflected in the pro forma statement of operations.

The items of income of 175 Ambassador Drive that have been added to the consolidated statement of operations for the year ended December 31, 2006 include rental and other income received from the tenant. All expenses relating to the property including real estate operating expenses, interest on mortgage notes payable, depreciation, and other expenses have also been included. Management fees have been adjusted to reflect the investment in the property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB PARTNERS
(Registrant)

	By:	SB PARTNERS REAL ESTATE CORPORATION
General Partner

Principal Financial & Accounting Officer
Dated: May 8, 2007	By:	/s/ George N. Tietjen III
George N. Tietjen III
Chief Financial Officer & Treasurer